UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 5, 2010

Date of report (Date of earliest event reported)

BECKMAN COULTER, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10109	95-104-0600
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 S. Kraemer Boulevard

Brea, California 92822

(Address of principal executive offices) (Zip Code)

(714) 993-5321

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 5, 2010, Beckman Coulter issued the attached notice (the “Notice”) advising customers who use a UniCel DxI platform to perform AccuTnI testing that values obtained with the DxI have been demonstrated to have a positive bias compared to values obtained when using an Access or Access 2 platform to perform AccuTnI testing. We have identified some approaches to resolve the issue and are working closely with the FDA to select the most appropriate solution and to determine next steps and timing. We currently believe this action will not have a material adverse affect on our results of operations; however, we can not provide any assurances at this time that the action will not have material adverse effects on our business.

The Notice is filed hereto as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Exhibit Description

99.1	Customer Notice dated February 5, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 8, 2010

BECKMAN COULTER, INC.

By:	/s/ PATRICIA STOUT
Name:	Patricia Stout
Title:	Deputy General Counsel